UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): May 11, 2005

ARGON ST, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax Virginia 22033
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 322-0881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ARGON ST, INC. AND SUBSIDIARIES

ITEM 8.01. OTHER EVENTS

     On May 5, 2005, Argon ST, Inc. (the ‘Company’) announced that its Reconnaissance Systems Group has received a contract award to design, develop and integrate a sensor subsystem for the Aerial Common Sensor (ACS) platform totaling $73.5M. The contract is issued by Lockheed Martin, Integrated System and Solutions. The Company’s press release, dated May 5, 2005, is attached as Exhibit 99.1

Exhibit Number	Description
99.1	Press Release, dated May 5, 2005, issued by Argon ST, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

ARGON ST, INC.
May 11, 2005	By:	/s/ Donald F. Fultz
Donald F. Fultz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 5, 2005, issued by Argon ST, Inc